UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Itiquira Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39986	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

430 Park Avenue, Suite 202 New York, NY		10022
(Address of principal executive offices)		(Zip Code)

(646) 350-0341

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	ITQRU	Nasdaq Capital Market
Class A ordinary shares included as part of the units	ITQ	Nasdaq Capital Market
Redeemable warrants included as part of the units	ITQRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2022, Itiquira Acquisition Corp. (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, a total of 23,054,239 of the Company’s voting Class A and Class B ordinary shares, or approximately 80.2% of the 28,750,000 ordinary shares of the Company issued and outstanding as of November 9, 2022, the record date for the Annual Meeting, were represented in person or by proxy.

At the Annual Meeting, the Company’s shareholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 16, 2022.

Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

Proposal No. 1: An ordinary resolution of the holders of the Class B Ordinary Shares to re-appoint the three (3) Class I directors to the Company’s board of directors (the “Board”), with such directors to serve two-year terms until the 2024 annual general meeting (Class B Ordinary Shares Only).

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paulo Carvalho de Gouvea	5,720,000	0	0
Pedro Chomnalez	5,720,000	0	0
Maria Alejandra Herrera	5,720,000	0	0

Proposal No. 2: An ordinary resolution to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Votes For	Votes Against	Abstentions
22,931,835	58,763	63,641

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITIQUIRA ACQUISITION CORP.

Date: December 16, 2022	By:	/s/ Paulo Carvalho de Gouvea
Name: Paulo Carvalho de Gouvea
Title: Chairman and Chief Executive Officer